Exhibit 24.1

DIRECTORS AND OFFICERS OF

INTERNATIONAL COAL GROUP, INC.

POWERS OF ATTORNEY

We, the undersigned officers and directors of International Coal Group, Inc., a Delaware corporation (the “Company”), hereby severally constitute and appoint Bennett K. Hatfield and Roger L. Nicholson, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act, of shares of Common Stock of the Company issuable in connection with the Company’s Director Compensation Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 12th day of December 2006.

	/s/ Wilbur L. Ross, Jr.		/s/ Bennett K. Hatfield
Name:	Wilbur L. Ross, Jr.	Name:	Bennett K. Hatfield
Title:	Non-Executive Chairman of the Board of Directors and Director	Title:	President, Chief Executive Officer and Director

	/s/ Roger L. Nicholson		/s/ Wendy L. Teramoto
Name:	Roger L. Nicholson	Name:	Wendy L. Teramoto
Title:	Senior Vice President, General Counsel and Secretary	Title:	Director

	/s/ Stanley N. Gaines		/s/ Maurice E. Carino, Jr.
Name:	Stanley N. Gaines	Name:	Maurice E. Carino, Jr.
Title:	Director	Title:	Director

	/s/ William J. Catacosinos		/s/ Cynthia B. Bezik
Name:	William J. Catacosinos	Name:	Cynthia B. Bezik
Title:	Director	Title:	Director